OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Supplement dated March 27, 2017 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Rochester Limited Term Municipal Fund (the “Fund”), each dated January 27, 2017, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded them in the Prospectus and SAI.

Effective June 1, 2017:

1.	The Fund will change its name to “Oppenheimer Rochester Short Duration High Yield Municipal Fund.”

2.	The first five paragraphs under the section “Principal Investment Strategies”, beginning on page 1 of the Prospectus, are deleted in their entirety and replaced by the following:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual and, as applicable, the Fund’s state income tax. The Fund selects investments without regard to the alternative minimum tax (“AMT”). Under normal market conditions, the Fund will generally maintain an investment portfolio with a weighted average effective duration of less than five years. Duration is a measure of the portfolio’s price sensitivity to interest rates (expressed in years). As duration increases, volatility increases as applicable interest rates change.

Under normal market conditions, the Fund will not invest more than 35% of its total assets in securities rated below-investment-grades also referred to as “junk bonds,” at the time of acquisition. Investment-grade securities are rated in one of the four highest rating categories of a nationally recognized statistical rating organization, such as S&P Global Ratings (or in the case of unrated securities, determined by the Fund’s investment sub-adviser to be comparable to securities rated investment-grade). The Fund also invests in unrated securities, in which case the Fund’s investment sub-adviser, OppenheimerFunds, Inc., internally assigns ratings to those securities, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the subadviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical ratings organization.

To the extent the Fund invests in pre-refunded municipal securities collateralized by U.S. government securities, the Fund may treat those securities as investment-grade (AAA) securities even if the issuer itself has a below-investment-grade rating.

The Fund invests in municipal securities issued by the governments of states, their political subdivisions (such as cities, towns, counties, agencies and authorities) and the District of Columbia, U.S. territories, commonwealths and possessions or by their agencies, instrumentalities and authorities. These primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations), interests in municipal leases, and tax-exempt commercial paper. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.

The Fund seeks to maintain a dollar-weighted average effective portfolio maturity of five years or less, however it can buy securities that have short, intermediate or long maturities. A substantial percentage of the securities the Fund buys may be “callable,” meaning that the issuer can redeem them before their maturity date. Because of events affecting the bond markets and interest rate changes, the maturity of the portfolio might not meet the target sought to be maintained at all times.

The Fund can invest substantial amounts of its assets in private activity municipal securities that pay interest that is tax-exempt but which may be a “tax-preference item” for investors subject to alternative minimum taxation. The Fund also borrows for leverage and invests in inverse floaters, a variable rate obligation and form of derivative, to seek increased income and return. The Fund can expose up to 15% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund can also borrow money to purchase additional securities, another form of “leverage”. Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund’s total assets.

3.	The last paragraph under the section “Risks of Below-Investment-Grade Securities”, on page 3 of the Prospectus, is deleted in its entirety and replaced by the following:

Because the Fund can invest up to 35% of its total assets in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 35% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.

4.	The last paragraph under the section “Inverse Floaters”, on page 5 of the Prospectus, is deleted in its entirety and replaced by the following:

The Fund may invest in inverse floaters with any degree of leverage (measured by comparing the outstanding principal amount of related short-term floating rate securities to the par value of the underlying municipal bond). However, the Fund may only expose up to 15% of its total assets to the effects of leverage from its investments in inverse floaters. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floaters held by the Fund to the total assets of the Fund. Nevertheless, the value of, and income earned on, an inverse floater that has a higher degree of leverage (represented by a larger outstanding principal amount of related short-term floating rate securities relative to the par value of the underlying municipal bond) will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond, and are more likely to be eliminated entirely under adverse market conditions.

5.	The last paragraph under the section “Ratings of Municipal Securities the Fund Buys”, on page 11 of the Prospectus, is deleted in its entirety and replaced by the following:

The Fund can invest up to 35% of its total assets in below-investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in case of an unrated security, after the Fund's investment adviser has changed its assessment of the security's credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund's holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund's exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 35% of its total assets invested in below-investment-grade securities, the investment adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction. Below-investment-grade securities are subject to greater credit risks than investment-grade securities.

The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as an AAA-rated security. This Fund may treat such securities as investment-grade (AAA) securities notwithstanding the fact that the issuer of such securities has a lower (including below-investment-grade) rating from one or more rating agencies.

March 27, 2017	PS0860.042